UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2026

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Sono Group N.V.
(Exact name of registrant as specified in its charter)

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The Netherlands	001-41066	98-1828632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4965 Trinidad Drive Land O’ Lakes, FL	34639
(Address of principal executive offices)	(Zip Code)

+1 352-502-1191

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares	SSM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On November 10, 2026, Sono Group N.V. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated by reference herein.

The information in this Item 2.02, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

The information contained in, or incorporated into, Item 2.02 above is incorporated herein by reference.

The press release furnished as Exhibit 99.1 hereto includes a discussion of (i) the proposed change of the Company’s legal seat from the Netherlands, via Luxembourg, to the State of Delaware (the “Redomiciliation Transaction”), on which the Company’s shareholders will vote at the extraordinary general meeting of shareholders to be held on December 11, 2026 (the “Special Meeting”), and (ii) the proposed business combination between the Company and Sports One contemplated by a non-binding letter of intent, dated August 31, 2026 (the “Letter of Intent”), between the Company and Sports One.

Additional Information and Where to Find It

In connection with the Redomiciliation Transaction, Sono Group S.à r.l., a wholly owned subsidiary of the Company, filed with the SEC a registration statement on Form S-4, as amended (Registration No. 333-297478), which was declared effective by the SEC on October 16, 2026, and the definitive proxy statement/prospectus relating thereto, dated October 16, 2026 (the “Redomiciliation Proxy Statement/Prospectus”). The Redomiciliation Proxy Statement/Prospectus will be mailed to the Company’s shareholders of record as of November 13, 2026 in connection with the Special Meeting. The Company urges investors and shareholders to read the Redomiciliation Proxy Statement/Prospectus, as well as other documents filed with the SEC, because they contain important information about the Redomiciliation Transaction.

If a definitive agreement is entered into in connection with the proposed business combination with Sports One, the Company and Sports One will prepare a proxy statement/prospectus (the “Sports One proxy statement/prospectus”) to be filed with the SEC and mailed to the Company’s shareholders. The Company and Sports One urge investors and other interested persons to read, if and when available, the Sports One proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination with Sports One.

Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described in this Current Report. The Redomiciliation Proxy Statement/Prospectus, the Sports One proxy statement/prospectus (if and when available), and the Annual Report can be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the Redomiciliation Transaction. Information regarding the Company’s directors and executive officers and their interests in the Redomiciliation Transaction is set forth in the Redomiciliation Proxy Statement/Prospectus.

The Company and Sports One, and their respective directors, executive officers, and certain other members of management and employees may be deemed participants in any solicitation of proxies from the Company’s shareholders in connection with the proposed business combination with Sports One. Information regarding the Company’s directors and executive officers is contained in the Company’s filings with the SEC. Additional information regarding the interests of such participants in the proposed transaction, which may, in some cases, be different than those of the Company’s and Sports One’s equity holders generally, will be included in any proxy statement, registration statement, prospectus, or other relevant documents filed with the SEC if and when such documents become available.

No Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions. No proxy solicitation will be made except pursuant to a proxy statement/prospectus filed with the SEC and mailed to the Company's shareholders in accordance with applicable law.

Forward-Looking Statements:

This Current Report contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and other applicable securities laws. Such forward-looking statements include, but are not limited to, statements regarding the Company's treasury strategy, including its holding of Bitcoin and its covered-call program with Blockchain.com; the Company's liquidity, its plans to address its liquidity needs and its ability to continue as a going concern; the Company's convertible debentures maturing between January and April 2027; the proposed Redomiciliation Transaction to be considered at the Special Meeting, including its expected benefits and the expected continued trading of the Class A common stock on the Nasdaq Capital Market if the Redomiciliation Transaction is completed; the proposed business combination between Sports One and the Company, the anticipated execution of definitive transaction agreements, the expected timing and completion of the proposed Sports One combination, the expected structure and name of the combined company, and Sports One's business strategy including the proposed acquisition of minority interests in major sports franchises; and the Company's ability to pursue future strategic opportunities. Forward-looking statements generally may be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "forecast," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "seek," "should," "target," "will," "would," and similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on current expectations, estimates, forecasts, assumptions, and projections about future events and are subject to numerous risks and uncertainties, many of which are beyond the control of the Company and Sports One. Actual results may differ materially from those expressed or implied by such forward-looking statements as a result of a variety of factors, including, but not limited to: the price volatility and liquidity of Bitcoin, and the recognition of changes in the fair value of Bitcoin in earnings each period; the risks of the Company's covered-call strategy, including losses on calls exercised in the money, collateral requirements and counterparty risk with respect to Blockchain.com; the Company's lack of revenue from continuing operations and the substantial doubt about its ability to continue as a going concern; the Company's ability to obtain additional financing on acceptable terms, or at all, and to repay, refinance or convert its convertible debentures at or prior to maturity; changes in the fair value of the embedded conversion derivative liabilities associated with the convertible debentures; the risk that the Redomiciliation Transaction is not approved by shareholders or is not completed in a timely manner or at all, or that its expected benefits are not realized; the risk that the parties may be unable to negotiate or execute definitive agreements relating to the proposed Sports One combination, and the risk that, even if definitive agreements are entered into, the proposed Sports One combination may not be approved by shareholders or may not be completed in a timely manner or at all; the failure to satisfy any conditions to closing of the Sports One combination including that the Redomiciliation Transaction shall have been completed; the failure to obtain any required shareholder, regulatory or other approvals, financing arrangements, exchange listing approvals, or other necessary consents; changes in applicable laws, regulations, governmental policies, or market conditions; the occurrence of any event, change, or circumstance that could delay, prevent, or otherwise adversely affect the proposed Redomiciliation Transaction or the proposed Sports One combination; the ability to maintain the listing of securities on Nasdaq or another national securities exchange; the availability of financing; general economic, financial, political, and business conditions; inflation, interest rates, foreign exchange fluctuations, and geopolitical developments; cybersecurity incidents; litigation risks; competition; the ability of Sports One to successfully develop and commercialize its sports intelligence business, or to acquire and integrate minority interests in major sports franchises; the ability to realize anticipated benefits from acquisitions or strategic investments; other risks and uncertainties described under "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in the Redomiciliation Proxy Statement/Prospectus, and other risks and uncertainties that may be identified in other past or future filings made by the parties with the SEC. Any references in this Current Report to acquisition opportunities, strategic initiatives, expected benefits, or future business or strategic opportunities are based on preliminary assumptions and management expectations that are inherently uncertain and subject to significant business, economic, competitive, regulatory, financing, and market risks. No assurance can be given that any acquisition, strategic initiative, expected benefit, or business plan described in this Current Report will be achieved. The proposed Sports One combination is currently subject to a non-binding Letter of Intent and there can be no assurance that definitive agreements will be entered into, that the parties will successfully complete their due diligence, or that the proposed business combination will be completed on the terms currently contemplated, within the anticipated timeframe, or at all. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report. The Company and Sports One expressly disclaim any obligation or undertaking to update, revise, or publicly release any revisions to any forward-looking statements, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description of Exhibit
99.1	Press Release, dated November 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sono Group N.V.

By	/s/ Kevin McGurn
	Name:	Kevin McGurn
	Title:	CEO and Managing Director

Date: November 10, 2026